CONFORMED SUBMISSION TYPE: PRE 14C
PUBLIC DOCUMENT COUNT:  1
CONFORMED PERIOD OF REPORT: 19980702
FILED AS OF DATE:   19980702
SROS:     NASD

FILER:

     COMPANY DATA:
          COMPANY CONFORMED NAME:             INFOSAFE SYSTEMS, INC.
          CENTRAL INDEX KEY:                  0000894738
          STANDARD INDUSTRIAL CLASSIFICATION: 7374 - Data Processing Service
          IRS NUMBER:                         13-3645702
          STATE OF INCORPORATION:             DE
          FISCAL YEAR END:                    0731

     FILING VALUES:
          FORM TYPE:                          PRE 14C
          SEC ACT:
          SEC FILE NUMBER:                    000-24996
          FILM NUMBER:                        98501738

     BUSINESS ADDRESS:
          STREET 1:                           805 THIRD AVENUE
          CITY:                               NEW YORK
          STATE:                              NY
          ZIP:                                10022
          BUSINESS PHONE:                     2128677200





                           SCHEDULE 14C INFORMATION
            INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
              SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Check the appropriate box:

[x]  Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]  Definitive Information Statement


      -----------------------------------------------------------------
                           INFOSAFE SYSTEMS, INC.
              (Name of Registrant As Specified In Its Charter)
      -----------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

     [ ]  No fee required.
     [x]  Fee computed on table below per Exchange Act Rules
          14c-5(g) and 0-11.

          1) Title of each class of securities to which transaction applies:

              Class A Common and options to buy
             ------------------------------------------------------

          2) Aggregate number of securities to which transaction applies:

              7,029,746
             ------------------------------------------------------

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

              $.1875
             ------------------------------------------------------

          4) Proposed maximum aggregate value of transaction:

              $815,833
             ------------------------------------------------------

          5) Total fee paid:

              $163.17
             ------------------------------------------------------


[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1) Amount Previously Paid:


             ------------------------------------------------------

          2) Form, Schedule or Registration Statement No.:

             ------------------------------------------------------

          3) Filing Party:

             ------------------------------------------------------

          4) Date filed:

             ------------------------------------------------------




    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 2, 1998
                    PRELIMINARY COPY -- SUBJECT TO CHANGE


                            INFOSAFE SYSTEMS, INC.
                          805 THIRD AVENUE, 9TH FLOOR
                           NEW YORK, NEW YORK 10022



       --------------------------------------------------------------

                            INFORMATION STATEMENT
           FOR ACTION BY WRITTEN CONSENT OF MAJORITY STOCKHOLDERS


       --------------------------------------------------------------

                                INTRODUCTION

This Information Statement is being furnished to the holders of shares of Class A Common Stock, $.01 par value having one (1) vote each (the "Class A Common Stock"); Class B Common Stock, $.01 par value having six (6) vote each (the "Class B Common Stock"); Class E-1 Common Stock, $.01 par value having one (1) vote each (the "Class E-1 Common Stock") and Class E-2 Common Stock, $.01 par value having one (1) vote each (the "Class E-2 Common Stock") (the Class A Common Stock, Class B Common Stock, Class E-1 Common Stock and the Class E-2 Common Stock are referred to herein together as the "Common Stock" and the shares as "Shares"), of Infosafe Systems, Inc., a Delaware corporation (the "Company"), 805 Third Avenue, New York, New York 10022, in connection with the approval and adoption of: (a) amendments (the "Certificate Amendments") to the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation") that:(i) effect a reverse split (1 new share for every 5 old shares) of the Corporation's Class A Common Stock, Class B Common Stock, Class E-1 Common Stock, and Class E-2 Common Stock,
(ii) delete the references to 50,000 shares of 9% Series A Cumulative Convertible Preferred Stock for which authorization has lapsed (iii) increase to the number of authorized shares of Preferred Stock from 4,950,000 to 5,000,000 and (iv) change of the Corporation's name to "Internet Commerce Corporation;" (b) amendments (the "By-Laws Amendments") to the By-Laws of the Corporation (the "By-Laws")that: (x) effect the implementation of a "staggered" Board of Directors and (y) add language that specifies the duties and responsibilities of certain officers including Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Chief Technology Officer and Chief Marketing Officer; (c) the Corporation's Amended and Restated Stock Option Plan that, inter alia, increases the number of shares authorized thereunder and effects contains certain other provisions not present in the Corporation's 1994 Stock Option Plan and (d) the agreement of merger of ICC into the Corporation pursuant to
Section 251 of the DGCL (the "Approval of the ICC Merger")(the Certificate Amendments, the By-Laws Amendments, the Stock Option Plan Approval and the Approval of the ICC Merger are collectively referred to herein as the "Consent Actions").

As of June 26, 1998, there were 8,480,248 shares of Common Stock outstanding with a total combined voting power of 13,436,858 and the Voting Trust dated February 12, 1997 (the "Voting Trust"), Arthur R. Medici and Alan N. Alpern (collectively, the "Consenting Shareholders"), owned shares of Common Stock with a total combined voting power of 7,062,622 (representing approximately 52.5% of the votes of the outstanding Shares).

Under Section 228 of the Delaware General Corporate Law ("DGCL"), any action permitted to be taken at an annual or special meeting of stockholders of a Delaware corporation may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Pursuant to Section 228(d) of the DGCL, prompt notice of any such action by written consent must be given to those stockholders who have not consented in writing, and this Information Statement constitutes such required notice.
On June 26, 1998, the Consenting Shareholders executed and delivered a written consent adopting the Consent Actions. By its terms, the actions to be effectuated by such written consent will become effective (the "Consent Effective Date") as of the twentieth (20th) day following the date this Information Statement is first mailed to stockholders. No vote or further action of stockholders of the Corporation is required in order to adopt the Consent Actions. This Information Statement is intended to serve as notice to the Corporation's stockholders of such action by written consent and of the adoption of the Consent Actions. It is being mailed on or about July 13, 1998 to all holders of record of Common Stock as of June 26, 1998.

WE ARE NOT ASKING YOU FOR A CONSENT OR PROXY AND YOU ARE
REQUESTED NOT TO SEND US A CONSENT OR PROXY.


A.   CERTIFICATE AMENDMENTS

By written consent, dated as of June 26, 1998, and executed by the Consenting Shareholders, the following resolutions of stockholders of the Corporation were adopted:

     RESOLVED, that the name of the Corporation shall be changed to "Internet Commerce Corporation," and that accordingly the Certificate of Incorporation of the Corporation is hereby amended to effect such change by striking out Article First thereof and by substituting in lieu of said Article the following new Article:

          "FIRST:

     I. NAME

          (A)  The name of the Corporation is `Internet Commerce
               Corporation.;'" and further, it is,


     RESOLVED, that the number of outstanding shares of Class A Common Stock and the Class B Common Stock be reduced by means of a "Reverse Stock Split" (as defined herein) and that the references to the 9% Series A Cumulative Convertible Preferred Stock that are no longer authorized in accordance with their terms be deleted. In accordance with the foregoing, the Certificate of Incorporation of the Corporation is hereby amended by striking out Article Fourth thereof in its entirety and by substituting in lieu of said Article the following new Article:

          "FOURTH:

     II.  CAPITAL STOCK; REVERSE STOCK SPLIT

          (A) The aggregate number of shares which the Corporation shall have authority to issue is Fifty One Million (51,000,000) shares, consisting of (i) Forty
               Million (40,000,000) shares of Class A Common
               Stock, $.01 par value per share; (ii) Two Million (2,000,000) shares of Class B Common Stock, $.01 par value per share; (iii) Two Million (2,000,000) shares of Class E-1 Common Stock, $.01 par value per share; (iv) Two Million (2,000,000) shares of Class E-2 Common Stock, $.01 par value per share; and (v) Five Million (5,000,000) shares of preferred stock, $.01 par value per share.

          (B) As of the Consent Effective Date ("Reverse Split Date"), each five shares of Class A Common Stock, Class B Common Stock, Class E-1 Common Stock and Class E-2 Common Stock then issued and outstanding was, without any further action on the part of the Corporation or any stockholder, automatically changed and reclassified into one
               (1) share of Class A Common Stock, Class B
               Common Stock, Class E-1 Common Stock and Class E-2 Common Stock as the case may be, and from and after the Reverse Split Date each certificate which theretofore represented any five (5) shares of the then issued and outstanding Class A Common Stock, Class B Common Stock, Class E-1 Common Stock, or Class E-2 Common Stock shall automatically be deemed to represent one share of Class A Common Stock, Class B Common Stock, Class E-1 Common Stock, or Class E-2 Common Stock as the case may be (the "Reverse Stock Split").

          (C) No fractional shares of Common Stock shall be issued in connection with the Reverse Stock Split and each holder of shares shall be entitled to receive an amount equal to the fair value of any fractional interests with respect to the shares of Common Stock.

    III. CLASS A COMMON STOCK, CLASS B COMMON STOCK, CLASS E-1 AND CLASS E-2 COMMON STOCK.

          (A) General. The designations, preferences, limitations and relative rights of the Class A Common Stock and the Class B Common Stock, the Class E-1 Common Stock and the Class E-2 Common Stock shall be in all respect identical, except as stated in this Certificate of Incorporation or as otherwise required by law.

          (B)  Voting Rights.

               (1)  At each meeting of stockholders of the
                    Corporation and upon each proposal presented at such meeting, every holder of Class A Common Stock, Class E-1 Common Stock and Class E-2 Common Stock shall be entitled to one vote in person or by proxy for each share of Class A Common Stock, Class E-1 Common Stock and Class E-2 Common Stock standing in his or her name on the stock transfer records of the Corporation and every holder of Class B Common Stock shall be entitled to six votes in person or by proxy for each shares of Class B Common Stock standing in his or her name on the stock transfer records of the Corporation.

               (2) Except as provided in this Paragraph (B) or Paragraphs (G) and (H) of this Section II as may be otherwise required by law, the holders of Class A Common Stock, Class B Common Stock and Class E-1 and E-2 Common Stock shall vote together as a single class with respect to all matters.

               (3) Except as may be otherwise required by law or stated in any Preferred Stock Designation (as defined in Section III of this Article Fourth), the holders of Class A Common Stock, Class B Common Stock, Class E-1 Common Stock and Class E-2 Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, each holder of the Class A Common Stock, Class B Common Stock, Class E-1 Common Stock and Class E-2 Common Stock being entitled to vote as provided in this Paragraph (B) of this
                    Section II.

          (C) Dividends and Distributions. Except as provided in paragraph H, and subject to the rights of the holders of Preferred Stock, and subject to any other provisions of this Certificate of Incorporation, as it may be amended from time to time, holders of Class A Common Stock, Class B Common Stock, Class E-1 Common Stock and Class E-2 Common Stock shall be entitled to receive such dividends and other distributions in cash, in property or in shares of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor; provided, however, that no cash, property or share dividend or distribution may be declared or paid on the outstanding shares of either the Class A Common Stock, the Class B Common Stock, the Class E-1 Common Stock or the Class E-2 Common Stock, unless an identical per share dividend or distribution is simultaneously declared and paid on the outstanding shares of the other such class of stock; provided, further, however, that a dividend of shares may be declared and paid in Class A Common Stock to holders of Class A Common Stock, Class B Common Stock, Class E-1 Common Stock and Class E-2 Common Stock if the number of shares paid per share to holders of Class A Common Stock, to holders of Class B Common Stock, to holders of Class E-1 Common Stock and to holders of Class E-2 Common Stock shall be the same. If the Corporation shall in any manner subdivide, combine or reclassify the outstanding shares of Class A Common Stock, Class B Common Stock, Class E-1 Common Stock or Class E-2 Common Stock, the outstanding shares of the other such class shall be subdivided, combined or reclassified proportionally in the same manner and on the same basis as the outstanding shares of Class A Common Stock, Class B Common Stock, Class E-1 Common
               Stock or Class E-2 Common Stock, as the case may be, have been subdivided, combined or reclassified. A dividend in shares of Class A Common Stock may be paid to the holders of shares of any other class of the Corporation.

          (D) Common Stock Subject to Priorities of Preferred Stock. The Class A Common Stock, Class B Common Stock, Class E-1 Common Stock and Class E-2 Common Stock are subject to all the powers, rights, privileges, preferences and priorities of the Preferred Stock as may be stated in this Certificate of Incorporation and in any Preferred Stock Designation.

          (E) Liquidation Rights. Upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, and after the holders, if any, of the Preferred Stock of each series shall have been paid in full the amounts to which they respectively shall be entitled, or a sum sufficient for such payment in full shall have been set aside, the remaining net assets of the Corporation shall be distributed pro rata on a share for share basis to the holders of the Class A Common Stock, Class B Common Stock, Class E-1 Common Stock and Class E-2 Common Stock, to the exclusion of the holders of the Preferred Stock.

          (F) No Conversion of Class A Common Stock. The shares of Class A Common Stock are not convertible into or exchangeable for shares of Class B Common Stock or any other shares or securities of the Corporation.

          (G)  Conversion of Class B Common Stock.

               (1) Optional Conversion. Each record holder of Class B Common Stock is entitled, at any time or from time to time, to convert any or all of the shares of such holder's Class B Common Stock into shares of Class A Common Stock at the ratio of one share of Class A Common Stock for each share of Class B Common Stock.

               (2)  Optional Conversion Procedures.

                    (a)  Each conversion of shares pursuant to
                         Paragraph (G)(1) of this Section II
                         hereof shall be effected by the
                         surrender of the certificate or
                         certificates representing the shares to
                         be converted at the principal office of
                         the Corporation at any time during
                         normal business hours, together with a
                         written notice by the holder stating the number of shares that such holder desires to convert. Such conversion shall be deemed to have been effected as of the close of business on the date on which such certificate or certificates have been surrendered, and at such time, the rights of any such holder with respect to the converted shares of such holder will cease and the person or persons in whose name or names the certificate or certificates for shares are to be issued upon such conversion will be deemed to have become the holder or holders of record of such shares represented thereby.

                    (b)  Promptly after such surrender, the
                         Corporation will issue and deliver in
                         accordance with the surrendering
                         holder's instructions the certificate or certificates for the Class A Common Stock issuable upon such conversion and a conversion and a certificate representing any Class B Common Stock which was represented by the certificate or certificates delivered to the Corporation in connection with such conversion, but which was not converted.

               (3) Automatic Conversion. Each share of Class B Common Stock will convert automatically into one share of Class A Common Stock upon the sale or any other transfer thereof (including, without limitation, conveyance into a trust and transfer by the operation of any will or the laws of descent and distribution), except upon a sale or any other transfer to a person who immediately prior to such sale or transfer is a holder of a share or shares of Class B Common Stock.

               (4) Issuance Costs. The issuance of certificates upon conversion of shares pursuant hereto will be made without charge to the holder or holders of such shares for any issuance tax (except stock transfer tax) in respect thereof or other costs incurred by the Corporation in connection therewith.

               (5) Reservation of Shares. Solely for the purpose of issuance upon conversion of such shares as herein provided, the Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock such number of shares of Class A Common Stock as are then issuable upon the conversion of all outstanding shares of Class B Common Stock.

          (H)  Class E Common Stock

               (1) In General. The Class E-1 Common Stock and Class E-2 Common Stock (collectively, "Class E Common Stock") shall have all of the same rights as the Class A Common Stock and Class B Common Stock, except as specifically provided herein. On liquidation of the Corporation, each outstanding share of Class E Common Stock shall have the same rights as a share of Class A Common Stock. Whenever any Class E Common Stock is outstanding, any other corporate action, including but not limited to any declaration of dividends (whether in cash, property or securities), distribution, repurchase, split or reverse split, reorganization, recapitalization, merger or consolidation, shall also affect equally all shares of Class A Common Stock, Class B Common Stock and Class E Common Stock, except that any transaction that results or would result in the holders of Class E Common Stock holding cash, new securities or other property (referred to herein as the "Class E Distribution Proceeds") shall be effected in such a fashion that the cash, new securities or other property issuable with respect to each share of Class E Common Stock shall be held in trust by the Corporation or by such other person as it may appoint. Such trust shall terminate at the Determination Date (as defined below). During the period prior to the Determination Date, the Class E Common Stock itself (in addition to the Class E Distribution Proceeds) shall remain subject to the Escrow Conditions (as defined below), so that the disposition of the Class E Common Stock and corresponding Class E Distribution Proceeds shall be subject to the same Escrow Conditions. Any earnings of the cash, new securities or other property held in such trust shall be added to the corpus thereof, all of which shall be distributed promptly after the Determination Date, to the holders of Class E Common Stock as of the Determination Date, in proportion to their holdings of Class E Common Stock, except that if none of the Escrow Conditions (as defined below) shall have been satisfied on or before the Determination Date, then such corpus shall revert to the Corporation.

               (2) Determination Date. The Determination Date shall be the earlier to occur of (i) the date any of the Escrow Conditions are satisfied, or (ii) March 31, 1999.

               (3)  E-1 Escrow Conditions.

                    The Escrow Conditions for the Class E-1
                    Common Stock shall be

                         (a)  that the Corporation's "Income" (as
                              defined below) shall have equaled
                              or exceeded $4,400,000 (adjusted as
                              set forth below) for the fiscal
                              year ending July 31, 1996,

                         (b)  that the Corporation's Income shall
                              have equaled or exceeded $6,600,000
                              (adjusted as set forth below) for
                              the fiscal year ending July 31, 1997,

                         (c)  that the Corporation's Income shall
                              have equaled or exceeded $8,800,000
                              (adjusted as set forth below) for
                              the fiscal year ending July 31, 1998,

                         (d)  that the "Market Price" (as defined
                              below) of the Class A Common Stock,
                              when averaged over any 30
                              consecutive trading days all of
                              which are less than 18 months after
                              the "Effective Date" (as defined
                              below), shall have equaled or
                              exceeded $12.50 per share, or

                         (e)  that the Market Price of the Class A
                              Common Stock, when averaged over
                              any 30 consecutive trading days all
                              of which are more than 18 and less
                              than 36 months after the Effective
                              Date, shall have equaled or
                              exceeded $16.50 per share.

               (4)  E-2 Escrow Conditions.

                    The Escrow Conditions for the Class E-2
                    Common Stock shall be

                         (a)  that the Corporation's Income shall
                              have equaled or exceeded $5,400,000
                              (adjusted as set forth below) for
                              the fiscal year ending July 31,
                              1996,

                         (b)  that the Corporation's Income shall
                              have equaled or exceeded $8,100,000
                              (adjusted as set forth below) for
                              the fiscal year ending July 31,
                              1997,

                         (c)  that the Corporation's Income shall
                              have equaled or exceeded
                              $10,800,000 (adjusted as set forth
                              below) for the fiscal year ending
                              July 31, 1998,

                         (d)  that the Market Price of the Class A
                              Common Stock, when averaged over
                              any 30 consecutive trading days all
                              of which are less than 18 months
                              after the Effective Date shall have
                              equaled or exceeded $18.00 per
                              share, or

                         (e)  that the Market Price of the Class A
                              Common Stock, when averaged over
                              any 30 consecutive days all of
                              which are more than 18 and less
                              than 36 months after the Effective
                              Date, shall have equaled or
                              exceeded $22.00 per share.

               (5)  Definitions.

                    (a) "Income" shall mean the Corporation's net income before provision for income taxes, but exclusive of any other earnings that are classified as an extraordinary item, and exclusive of any charges to income that may result from the release of any securities of the Corporation from an escrow and the conversion of the Class E Common Stock into Class A Common Stock, as stated in the Corporation's financial statements for such fiscal year upon which independent auditors have given a report. For purposes of determining whether the above criteria are met at any Determination Date, the Income amounts set forth above shall be increased at any Determination Date by multiplying such Income amounts by a fraction, the numerator of which is the average weighted number of shares of Common Stock outstanding over the fiscal year for which the Escrow Condition is satisfied (including Class A and Class E Common Stock, and treating as outstanding common stock of any class issuable upon conversion of securities that are outstanding at the
                         Determination Date and which are
                         convertible into common stock without
                         the payment of additional consideration
                         ("Conversion Shares")) and the
                         denominator of which is the sum of (i)
                         the number of shares of Common Stock
                         (Class A, Class E and Conversion Shares) which are outstanding (or, with respect to the Conversion Shares, treated as outstanding as set forth above) at the Effective Date, plus (ii) the number of shares of Common Stock sold under the "Registration Statement," as defined below.

                    (b)  The "Registration Statement" shall mean
                         that certain registration statement
                         filed by the Corporation under the
                         Securities Act of 1933, as amended,
                         which is the first registration
                         statement so filed by the Corporation
                         with the United States Securities and
                         Exchange Commission.

                    (c) The "Effective Date" shall mean the date on which the Registration Statement became effective within the meaning of
                         Section 8 of the Securities Act of 1933, as amended.

                    (d)  "Market price" shall mean, in order of
                         preferences, (i) the last reported sales price on a consolidated transaction reporting system, if the Class A Common Stock is listed on a national securities exchange or is listed on the Nasdaq National Market, (ii) the high closing bid price if such stock is otherwise quoted on the Nasdaq Stock Market, or
                         (iii) otherwise, a bid price for such
                         stock determined by such means as the
                         Corporation's Board of Directors finds
                         to be reasonable.

               (6)  Conversion.

                    (a) If on the Determination Date, any of the Escrow Conditions shall have been satisfied, then each share of Class E Common Stock shall be converted into one share of Class A Common Stock, and if on the Determination Date none of the Escrow Conditions shall have been satisfied, then the Class E Common Stock remaining in escrow shall be redeemed by the Corporation at a price per share of $.0001 and canceled without further obligation to the holder thereof. From and after the Determination Date, the rights of the holders of Class E Common Stock shall be limited to the following:
                         (i) in the event that any of the Escrow
                         Conditions were satisfied at the
                         Determination Date, the right to receive a certificate representing the number of shares of Class A Common Stock into which such Class E Common Stock was converted, and otherwise to the rights of a holder of such shares of Class A Common Stock; or (ii) in the event that none of the Escrow Conditions were satisfied at the Determination Date, no further right with respect to the Class E Common Stock, which is thereby canceled, or with respect to any other property or securities previously issued with respect thereto.

                    (b)  Solely for the purpose of issuance upon
                         conversion of the Class E Common Stock
                         as herein provided, the Corporation
                         shall, at all times, reserve and keep
                         available out of its authorized but
                         unissued shares of Class A Common Stock
                         such number of shares of Class A Common
                         Stock as are then issuable upon the
                         conversion of all outstanding shares of
                         Class E Common Stock.

               (7) No Transfer. No person holding shares of Class E Common Stock of record may transfer such shares, except by testamentary disposition or by operation of law, and any purported transfer other than as permitted by the preceding clause shall be ineffective, null and void.

               (8) Registration. Shares of Class E Common Stock shall be registered in the names of the beneficial owners thereof and not in "street" or "nominee" name. For this purpose, a "beneficial owner" of any shares of Class E Common Stock shall mean a person who, or any entity which, possesses the power, either singly or jointly, to direct the voting or disposition of such shares. The Corporation shall note on the certificates for shares of Class E Common Stock the restrictions on transfer and registration.

     IV.   PREFERRED STOCK

               (A)  General.  The Board of Directors is
     hereby expressly authorized, by resolution or resolutions thereof, to provide for, designate and issue, out of the 5,000,000 authorized but undesignated and unissued shares of Preferred Stock, one or more series of Preferred Stock, subject to the terms and conditions set forth herein. Before any shares of any such series are issued, the Board of Directors shall fix, and hereby is expressly empowered to fix, by resolution or resolutions, the following provisions of the shares of any such series:

          1. the designation of such series, the number of shares to constitute such series and the stated value thereof, if different from the par value thereof;

          2. whether the shares of such series shall have voting rights or powers, in addition to any voting rights required by law, and, if so, the terms of such voting rights or powers, which may be full or limited;

          3. the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, and the preference or relation which such dividends shall bear to the dividends payable on any shares of stock or any other class or any other series of this class;

                    (a)  whether the shares of such series shall
                         be subject to redemption by the
                         Corporation and, if so, the times,
                         prices and other conditions of such
                         redemption;

                    (b) the amount or amounts payable upon shares of such series upon, and the rights of the holders of such series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Corporation;

                    (c)  whether the shares of such series shall
                         be subject to the operation of a
                         retirement or sinking fund and, if so,
                         the extent to and manner in which any
                         such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

                    (d)  whether the shares of such series shall
                         be convertible into, or exchangeable
                         for, shares of stock of any other class
                         or any other series of this class or any other securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and condition or exchange;

                    (e) the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or shares of stock of any other class or any other series of this class;

                    (f)  the conditions or restrictions, if any,
                         to be effective while any shares of such series are outstanding upon the creation of indebtedness of the Corporation upon the issue of any additional stock, including additional shares of such series or of any other series of this class or of any other class; and

                    (g)  any other powers, designations,
                         preferences and relative, participating, optional or other special rights, and any qualifications, limitations or restrictions thereof.

               (B) Board Power to Modify Number of Shares of Preferred Stock. The powers, designations, preferences and relative, participating, optional or other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. The Board of Directors is hereby expressly authorized from time to time to increase (but not above the total number of authorized shares of Preferred Stock) or decrease (but not below the number of shares thereof then outstanding) the number of shares of stock of any series of Preferred Stock designated as any one or more series of Preferred Stock pursuant to this Paragraph (B); and, it is further,

B. BY-LAWS AMENDMENTS

     By written consent, dated as of June 26, 1998, and executed by the Consenting Shareholders, the following resolution of stockholders of the Corporation was adopted:

     RESOLVED, that the terms of office of the Directors be staggered so that no more than two (2) Directors shall stand for election at any annual or special meeting of the Shareholders called for the purpose of electing directors, and that accordingly the By-Laws of the Corporation shall be amended by striking out Section 2 of ARTICLE III in its entirety and by substituting in lieu of said SECTION the following new Section:

               "Section 2. Number, Qualifications, Election and Term of Office. The number of directors of the Corporation shall be five, which number may only be increased or decreased, in the manner prescribed in the Bylaws, by at least two-thirds of the directors then in office, but shall never be less than the minimum number permitted by the DGCL now or hereafter in force.

          (b) Subject to the rights of the holders of any class of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled by a majority vote of the stockholders or the directors then in office. A director so chosen shall hold office for the
     balance of the term then remaining.   No decrease in
     the number of directors constituting the Board of Directors shall affect the tenure of office of any director.

          (c)  Whenever the holders of any one or more
     series of Preferred Stock shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the Board of Directors shall consist of said directors so elected in addition to the number of directors fixed as provided above in paragraph (a) of this Article FIFTH or in the Bylaws. Notwithstanding the foregoing, and except as otherwise may be required by law, whenever the holders of any one or more series of Preferred Stock shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of stockholders.

          (d) Subject to the rights of the holders of any class separately entitled to elect one or more directors, any director, or the entire Board of Directors, may be removed from office at any time, but only for cause and then only by the affirmative vote of the holders of at least a majority of the combined voting power of all classes of shares of capital stock entitled to vote in the election for directors voting together as a single class.

          (e) The Board of Directors shall be divided into three classes (denominated Class I, Class II and Class
     III), as nearly equal in number as reasonably possible, with the term of office of the Class I Directors to expire at the 2001 annual meeting of the stockholders, the term of office of the Class II Directors to expire at the 1999 annual meeting of stockholders, and the term of office of the Class III Directors to expire at the 2000 annual meeting of stockholders. At each annual meeting of stockholders, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term; and it is further

     RESOLVED, that the duties and responsibilities of the officers of the Corporation be updated and revised to reflect the new business plan for the Corporation embodied in the "Infosafe Reorganization Plan" and that accordingly the By-laws of the Corporation shall be amended by striking out Article IX in its entirety and by substituting in lieu of said Article IX the following new Article;


                            "Article IX

                              OFFICERS

          Section a)    Number and Qualifications.  The
     officers of the Corporation shall include Chairman of the Board, Vice Chairman of the Board, President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, one or more Vice Presidents, a Secretary, a Treasurer, and one or more Assistant
     Secretaries and Assistant Treasurers.   The Chairman of
     the Board of Directors shall be chosen by the Board of Directors at its first meeting after the annual meeting of the stockholders. The remaining officers of the Corporation shall be chosen by the Executive Committee from time to time and at its first meeting after the annual meeting of the stockholders.

          Section b)    The offices of President,
     Vice-President, Secretary and Treasurer need not be members of the Board of Directors. Any two or more offices may be held by the same person, except the offices of President and Secretary. When all the issued and outstanding stock of the Corporation is owned by one person, such person may hold all or any combination of offices.

          Section c)    The Executive Committee may appoint
     such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Executive Committee.

          Section d)    Compensation.  The salaries of all
     officers and agents of the Corporation shall be fixed by the Board of Directors.

          Section e)    Term.  The officers of the Corporation
     shall hold office until their successors are chosen and qualify. The Chairman of the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors.  Any officer
     elected or appointed by the Executive Committee may be removed at any time by the affirmative vote of a
     majority of the Executive Committee.   Any vacancy in
     the office of Chairman of the Board of Directors shall be filled by the Board of Directors. Any vacancy occurring in any other office of the Corporation shall be filled by the Executive Committee.

          Section f)    The Chairman of the Board.  The
     Chairman of the Board of Directors, when present, shall preside at all meeting of stockholders and Directors. He shall perform such other duties as may be assigned to him from time to time by the Board of Directors or the Executive Committee.

          Section g)    The Chairman of the Executive
     Committee. The Chairman of the Executive Committee, when present, shall preside at all meetings of stockholders and Directors. He shall perform such other duties as may be assigned to him from time to time by the Board of Directors or the Executive
     Committee.

          Section h)    The Chief Executive Officer.  The Chief Executive
     Officer shall be the chief executive officer of the Corporation.
     He shall perform such other duties as may be assigned to him from time to time by the Board of Directors or the Executive
     Committee.

          Section i) The Chief Executive Officer may execute bonds, mortgages and other contracts requiring a seal under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

          Section j)    The Chief Operating Officer.  The Chief
     Operating Officer shall be responsible to the Board of Directors for the formulation and presentation to the Board of the financial and business policies of the corporation and programs for the implementation thereof by the appropriate executives of the Corporation. He shall perform such other duties as may be assigned to him from time to time by the Board of Directors or the Executive Committee.

          Section k)    The Chief Operating Officer may execute
     bonds, mortgages and other contracts requiring a seal under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

          Section l)    The Vice-Chairman of the Board of Directors.  The
     Vice-Chairman of the Board of Directors, in the absence of the Chairman, shall preside at all meetings of stockholders and Directors. He shall perform such other duties as are provided herein and as may be assigned to him from time to time by the Board of Directors or the Executive Committee.

          Section m)    The President.  The President shall
     handle general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect.

          Section n)    The President may execute bonds,
     mortgages and other contracts requiring a seal under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

          Section o)    The Chief Financial Officer.   The
     Chief Financial Officer shall handle the general and active management of the financial affairs of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect.

          Section p)    The Chief Financial Officer may execute
     bonds, mortgages and other contracts requiring a seal under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

          Section q)    The Chief Marketing Officer.  The Chief
     Marketing Officer shall handle the general and active management of the marketing, sales and strategic plans of the Corporation, and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

          Section r)    The Chief Technology Officer.  The
     Chief Technology Officer shall handle the general and active management of the research, development and engineering affairs of the Corporation, and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

          Section s)    The Vice-President.   The
     Vice-President or, if there shall be more than one, the Vice-Presidents in the order determined by the Board of Directors, shall, in the absence or disability of the President and the Chief Operating Officer, perform the duties and exercise the powers of the President and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

          Section t)    The Secretary and Assistant
     Secretaries. The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the Corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision he shall be. He shall have the custody of the corporate seal of the Corporation and he, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it and, when so affixed, it may be attested by his signature or by the signature of such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature.

          Section u)    The Assistant Secretary or, if there be
     more than one, the Assistant Secretaries in the order determined by the Board of Directors, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

          Section v) The Treasurer and Assistant Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors.

          Section w)    He shall disburse the funds of the
     Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation.

          Section x) If required by the Board of Directors, he shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

          Section y)    The Assistant Treasurer, or, if there
     shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe."

C.   STOCK OPTION PLAN APPROVAL

By written consent, dated as of June 26, 1998, executed by the Consenting Shareholders, the following resolution of stockholders of the Corporation was adopted:

     RESOLVED, that in accordance with the IRP and in the best interests of the Corporation, the 1994 Stock Option Plan shall be amended by increasing the number of shares of Class A Common Stock that may be purchased with options granted thereunder from 2,000,000 to 9,800,000, that accordingly the 1994 Stock Option
     Plan is hereby amended by striking out Section 4 thereof in its entirety and by substituting in lieu of said Section the following new Section:

        "The stock subject to options granted under the Plan shall be shares of authorized but unissued or reacquired
        Common Stock. Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock of the Company which may be issued and sold under the Plan is 500,000 shares, If an option granted under the Plan shall expire, terminate or is cancelled for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan;"

    that plan as so amended shall be referred to as the "Amended and Restated 1994 Stock Option Plan" and that it is hereby ratified and approved.



D.   ICC MERGER APPROVAL

By written consent, dated as of June 26, 1998, and executed by the Consenting Shareholders, the following resolution of stockholders of the Corporation was adopted:

     RESOLVED, that the Agreement and Plan of Merger of the Corporation and ICC, with the Corporation as the survivor, set forth below is hereby approved:

                       "PLAN AND AGREEMENT
                          OF MERGER OF
                     INFOSAFE SYSTEMS, INC.
                               and
                  INTERNET COMMERCE CORPORATION

              THIS AGREEMENT, dated as of June 19, 1998, by and among Infosafe Systems, Inc., a Delaware corporation ("Infosafe" or the "Surviving Corporation") and Internet Commerce Corporation, a Delaware corporation ("ICC"), said two corporations being herein sometimes collectively called the "Constituent Corporations".


               W   I   T   N   E   S    S   E   T   H:

              WHEREAS,   Infosafe  is  a   corporation   duly
    organized and existing under the laws of the State of Delaware, having been incorporated on November 18, 1991;
    and

              WHEREAS, ICC is a corporation duly organized and existing under the laws of the State of Delaware, having been incorporated on May 13, 1997; and

              WHEREAS, Infosafe is the owner of 83.3% of shares of common stock of ICC (the "ICC Common Stock") with the remaining shares (the "Founders' ICC Shares") of common stock of ICC being held by the founders of ICC, Michele Golden, Michael Cassidy (the "ICC Founders") and Michael Fromer; and

              WHEREAS, the Founders and other persons (the "ICC Option Holders") have options (the "ICC Options") granted under the ICC Stock Option Plan (the "ICC Stock Option Plan"), and the Constituent Corporations deem it advisable that the ICC Stock Option Plan be continued and maintained as a plan of Infosafe in accordance with the same conversion ratio as the Founders' ICC Shares are converted into Class A Common Stock (as defined herein) in connection with terms of the merger herein stated; and

              WHEREAS, the Boards of Directors of the Constituent Corporations deem it desirable, upon the terms and subject to the conditions herein stated, that ICC be merged with and into Infosafe and that Infosafe be the surviving corporation.

              NOW, THEREFORE, it is agreed as follows:

                              Section 9

                                Terms

              9.1 On the effective time of the merger (as hereinafter defined), ICC shall be merged with and into Infosafe, with Infosafe as the surviving corporation.

              9.2  Upon the effective time of the merger:

                   (a) The then outstanding Founders' ICC Shares shall, by virtue of the merger and without any action on the part of the Founders, be converted into an aggregate number of shares of Class A Common
    Stock (the "Class A Common Stock"), par value $0.01 per share, of the Surviving Corporation, at a ratio of 16.72474 shares of Class
    A Common Stock for each of the Founders' ICC Shares.

                   (b) The then ICC Common Stock held by Infosafe shall be canceled.

                   (c) The then outstanding ICC Options shall, by virtue of the merger and without any action on the part of the ICC Option
    Holders, be converted into an aggregate number of options to purchase Class A Common Stock, at a ratio of 16.72474 options for Class A Common Stock for each the ICC Options; and the ICC Stock
    Option Plan shall become a plan of the Surviving Corporation, which plan by virtue of the approval of the stockholders of Infosafe of this Agreement is hereby ratified and approved.


              9.3 Each of the ICC Founders' stock certificate or certificates representing outstanding shares of ICC Common Stock or ICC Options immediately prior to effective date of the merger, upon surrender of such certificate or certificates to Infosafe after the effective date of the merger, shall be entitled to receive a stock certificate or certificates representing the number of shares of Class A
    Common Stock into which such ICC Common stock was converted pursuant to Section 1.2(a) above. Until so surrendered, each such stock certificate shall, by virtue of the merger, be deemed for all purposes to evidence ownership of the converted number of shares of Class A Common Stock.

              9.4 If any certificate representing Class A Common Stock is to be issued in a name other than that in which the certificate theretofore representing ICC Common Stock surrendered is registered, it shall be a condition of such issuance that the certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the person requesting such issuance shall either pay to Infosafe or its transfer agents any transfer or other taxes required by reason of the issuance of certificates representing Class A Common Stock in a name other than that of the registered holder of the certificate surrendered, or establish to the satisfaction of Infosafe or its transfer agents that such tax has been paid or is not applicable.


                               Section 10

                            Effective Time

          10.1 This Agreement shall be approved by the written consent of no less than a majority of the votes of the stockholders of Infosafe entitled to vote thereon and by the unanimous written consent of the stockholders of ICC
    entitled   to  vote  thereon  in  accordance   with   the
    applicable laws of the State of Delaware and Section 14(c) of the Securities Exchange Act of 1934, as amended (the "34 Act"), and the rules promulgated thereunder.
    Upon the effectiveness of the written consent of the shareholders with a majority of the voting power of Infosafe in accordance with Section 14(c) of the 34 Act and the unanimous written consent of the stockholders of ICC, so long as this agreement is not terminated as contemplated by Section 5, a certificate merger, executed in accordance with the law of the State of Delaware, shall be filed with the Secretary of State of the State of Delaware.

              The merger shall become effective on the time and date specified in the certificate of merger filed with the Secretary of State of the State of Delaware, herein sometimes referred to as the "effective time of the merger."


                             Section 11

                     Covenants and Agreements

          11.1 Infosafe covenants and agrees that it will present this Agreement for adoption by written consent of no less than a majority of the votes of the stockholders of Infosafe entitled to vote thereon and that it will file a
    Schedule 14C (the "Infosafe 14C") with the Securities and Exchange Commission (the "SEC") which approves, inter alia, this Agreement and certain amendments of the other matters and such documents and information in connection therewith as is required by law.


                           Section 12

        Certificate of Incorporation and By-Laws Amendments

          12.1 The Certificate of Incorporation and By-Laws of Infosafe shall be amended immediately after the effective time of the merger in accordance with the amendments contained in and approved by the Written Consent of the Holders of the Majority of the Voting Power of Infosafe for which the Infosafe 14C was filed with the SEC and distributed to the stockholders of Infosafe.


                             Section 13

                             Amendment

          13.1 At any time prior to the filing of this Agreement with the Secretary of State of the State of Delaware, this Agreement may be amended by the Boards of Directors of  Infosafe  and ICC to the extent permitted by Delaware
    law notwithstanding favorable action on the merger by the
    stockholders  of  either  or  both  of  the   Constituent
    Corporations.

                            Section 14

                          Miscellaneous

          14.1 To the extent permitted by law, this Agreement may be amended by an agreement in writing, before or after the meeting of the effectiveness of the approval of the stockholders of Infosafe, at any time prior to the effective date of the merger, with respect to any of the terms contained herein except the terms of the conversion provided for in Section 1.2.

          IN WITNESS WHEREOF, Infosafe, ICC and the ICC Founders have each caused this Agreement to be executed, by, in the case of Infosafe and ICC, its authorized officer and its corporate seal affixed, all as of the date first above written.

                              INFOSAFE SYSTEMS, INC.



                              By:_________________________________
                                 INTERNET COMMERCE CORPORATION



                              By:_________________________________






       E.   REASONS FOR THE CONSENT AMENDMENTS



      This   consent   was   executed   by   the   Consenting
Shareholders  in  order  to  implement  and  effect  material elements of a plan of reorganization (the "Infosafe Reorganization Plan" or "IRP") for the Corporation adopted by the Board of Directors on the recommendation of management. The Board of Directors acted in response, without limitation, to: (a) the Corporation's critical need for additional capital to remain in operation which if not immediately addressed could not have been assured beyond June 30, 1998,
(b) bring itself into compliance with the NASDAQ "minimum bid price" requirement of $1.00 for maintaining its listing, (c) implement its plans for the acceleration of the commercial exploitation of the electronic commerce system (the "CommerceSense(TM) System") developed by its majority owned subsidiary, Internet Commerce Corporation (ICC) which the Corporation has adopted as its sole focus (d) effect certain corporate changes that are required from a business and/or regulatory perspective.

           The following is a brief summary and explanation of the material elements of the Infosafe Reorganization Plan.

           1.  Private Placement of Bridge Financing.  The
first element of the IRP to be implemented was the initiation of a private placement by the Corporation of Bridge Note Units to raise the funds necessary to continue in operation pending the completion of the remaining elements of the IRP. Each Bridge Note Unit includes a promissory note ("Bridge Note") of the Corporation bearing interest at a rate of 10% per annum and that is due and payable from the proceeds of the Warrant Exchange Offer (as defined herein) no later than the one hundred eightieth
(180th) day after the date of issuance of each Bridge Note.   In
connection with the issuance of the Bridge Notes and in consideration of the payment of $0.01 per share underlying the warrant, each obligee of a Bridge Note shall receive a warrant (the "Class A Bridge Warrants") to purchase 1.5 shares of the Corporation's Class A Common Stock (the "Common Stock") for each $1.00 of principal of such Bridge Note at a price of $0.50 per share, at any time or from time to time during the period from the date the Corporation repays in full the Bridge Note (the "Class A Commencement Date"), until the date which is thirty six
(36) months after such date (the "Class A Expiration Date"). Notwithstanding the foregoing sentence, provided that more than one year has elapsed since the issuance of the Class A Bridge Warrants, if the bid price of the Common Stock shall exceed $1.50 per share for ten (10) consecutive trading days, the Corporation may accelerate the Class A Expiration Date to a date not less than ten (10) business days after the mailing of the Acceleration Notice (in the form annexed to the Class A Bridge Warrants) to
the Holder.   In addition, in connection with issuance of the
Bridge Notes each obligee of a Bridge Note shall also receive a warrant (the "Class B Bridge Warrants") to purchase a pro rata amount (determined by relative principal of Bridge Notes held by the obligees) of up to 6,000,000 shares of Common Stock at a price per share equal to the actual exercise price of the Corporation's previously issued Class A and Class B Warrants (the "Existing Warrants") which are exercised pursuant to the Corporation's contemplated registered warrant exchange offer to all of the existing holders of Existing Warrants (the "Warrant Exchange Offer"), at any time or from time to time during the period from the later of the date the Corporation: (a) declares the Warrant Exchange Offer closed in accordance with the terms thereof or (b) the effective date of the Corporation's registration statement that includes the shares underlying the Class B Bridge Warrants (the "Class B Commencement Date"), until the date which is thirty (30) days after such date (the "Class B Expiration Date"). A maximum aggregate of up to 6,000,000 shares of Common Stock (the "Variable Warrant Shares") may be purchased by the Holders of Class B Bridge Warrants, provided however, that, if the aggregate number of Variable Warrant Shares exceeds the number of shares of Common Stock underlying any Existing Warrants that remain outstanding after the Warrant Exchange Offer is closed in accordance with its terms, the aggregate amount of Variable Warrant Shares shall, upon receipt by the Holder of the Warrant Share Reduction Notice (in the form annexed hereto), which sets forth the amount of the Holder's allocable reduction of Variable Warrant Shares (the "Reduction Amount"), the number of Variable Warrant Shares set forth above shall be thereby reduced by the Reduction Amount and only the remaining Variable Warrant Shares (the "Fixed Warrant Shares") may be purchased by the Holder upon exercise of the Class B Bridge Warrant. Notwithstanding any provision herein to the contrary, the Corporation shall have the right to cancel all of the Class B Bridge Warrants if the Corporation so elects in its sole discretion.

            2. Majority Consent of the Shareholders. The action taken by the written consent (the "Majority Consent") of the Consenting Shareholders which is the basis of this information statement is the second element of the IRP. The Majority Consent was executed by the members of the Board of Directors of the Corporation in the exercise their authority as trustees of a voting trust (the "Voting Trust") dated as of February 12, 1997 by and among the members of the Board of Directors and certain shareholders of the Corporation, Arthur R. Medici, the President and Chief Executive Officer of the Corporation and Alan N. Alpern, the Chief Financial Officer of the Corporation.

           The Voting Trust owns 845,165 shares of Class B Common Stock (6 votes per share), 590,816 shares of Class E-1 Common Stock (one vote per share) and 590,816 shares of Class E-2 Common Stock (one vote per share) (the foregoing shares are referred to herein as the "Voting Trust Shares"). The Voting Trust controls 46.5% of the total voting power of all outstanding classes of common stock of the Corporation. Mr. Medici and Mr. Alpern possess a combined voting power of 6.0% (Mr. Medici has 690,000 votes on 70,000 shares of Class B Common Stock, 135,000 shares of Class E-1 Common Stock and 135,000 shares of Class E-2 Common Stock and Mr. Alpern has 120,000 votes on 20,000 shares of Class B Common Stock). The total combined voting power of the Voting Trust, Mr. Medici and Mr. Alpern is 52.5% which constitutes more than a majority of the total combined voting power of all outstanding classes of stock of the Corporation.

           Prior to the date of execution of the Majority
Consent, Michael T. Brooks ("Brooks") transferred 400,000 shares of Class B Common Stock ("Brooks Shares") which he has purchased pursuant to a Stock Purchase Agreement dated June 19, 1998 at a price of $0.28125 per share. Consideration for the purchase was Mr. Brooks negotiable promissory note (the "Brooks Note") bearing interest at 10% payable on December 31, 1998. The Corporation and Brooks entered into a Shareholder Agreement (the "Shareholder Agreement") dated as of June 19, 1998, that inter alia grants the Corporation the right but not the obligation to purchase the Brooks Shares at a price equal to 133% of the original sales price ($0.375 per share) and required that Brooks transfer the Brooks shares to the Voting Trust.

           3. Merger of ICC into the Corporation. Another element of the IRP is the merger (the "ICC Merger") of ICC into the Corporation pursuant to Section 251 of the DGCL (the "Merger"). The Plan and Agreement of Merger of the Company and ICC is set forth above in D. ICC Merger Approval.


           4.  Warrant  Exchange Offer: Another  critical
element of the IRP is the Corporation's intention to prepare an
exchange  offer  prospectus  (the  "Prospectus")   and  other
appropriate notice filings under the Securities Act of 1933 and the Securities and Exchange Act of 1934 to be filed with the Securities and Exchange Commission (the "SEC") that will thereafter be distributed to the holders of record of all outstanding Class A Warrants and Class B Warrants of the Corporation offering each holder the opportunity to reduce the "purchase price" of the Class A Common Stock purchasable thereunder to a price to be determined (the "Warrant Exchange Offer"). The Warrant Exchange Offer will only be available to the current holders who agree to exercise at the reduced purchase
price.   In addition, in the case of the exercise of Class  A
Warrants by the holders thereof will only receive a reduced exercise price on the Class B Warrant issued thereunder if it is also immediately exercised on the condition that any such warrant must be immediately exercised. The holders of the Bridge Units, pursuant to Class B Bridge Warrants, have the pro-rata right to purchase an aggregate of up to 6,000,000 shares of Class A Common Stock.


           5. Anti-takeover Mechanism: The final key element of the IRP, is the Board of Directors intention to adopt an anti-takeover mechanism that will help protect the Corporation from a change of control that does not optimize shareholder value. It is presently contemplated that such anti-takeover mechanism may utilize some or all of the 5,000,000 shares of Preferred Stock authorized under the Corporation's Certificate of Incorporation.



        F. RELATED AGREEMENTS WITH CONSENTING SHAREHOLDERS

           See discussion under the heading E.2. Majority
Consent of the Shareholders, for information concerning the Voting Trust and the Shareholder Agreement. The Voting Trust has the power to vote 46.5% of the total voting power of the Corporation's outstanding shares because Brooks upon purchase of the Brooks Shares representing 2,400,000 votes agreed pursuant to the Shareholder Agreement to deposit such shares into the Voting Trust. The Shareholder Agreement grants the Corporation the right to purchase the Brooks Shares at a price equal to $0.375 per share (133% of initial purchase price of such shares).

        G. SECURITY OWNERSHIP OF PRINCIPAL HOLDERS, DIRECTORS
AND EXECUTIVE OFFICERS

          The following table sets forth the number of shares of Common Stock and the number of shares of Common Stock owned beneficially as of June 19, 1998 by each principal holder, director, each executive officer and all directors and executive officers as a group. Other than as disclosed in the following table and accompanying footnotes, the directors, the named executive officers, and the directors and executive officers as a group did not own any equity securities of the Corporation. As of June 19, 1998, the percentage of shares of any class of equity securities of the Corporation beneficially owned by any director or any named executive officer, or by all directors and all executive officers as a group, did not exceed 1% of the class so owned. Unless otherwise noted, each individual has sole voting and investment power. Fractional shares are rounded to the nearest whole number.


                                   Class A                Class B                Class E
                                Common Stock          Common Stock(2)        Common Stock(2)
                            --------------------    --------------------   --------------------
Name and Address              Number                  Number                  Number                 % of Vote
of Beneficial Owner         of Shares      %        of Shares      %        of Shares     %        of all Classes
_______________________     _____________  ____     _____________  ____     ____________  ____     ______________

Thomas H. Lipscomb (3)(4)           -         -       385,716      38.9       820,624     29.6        23.3

Arthur R. Medici (2)                -         -        70,000       7.1       270,000      9.8         5.1

Alan N. Alpern (2)(4)               -         -        20,000       2.0       210,340      7.6         2.5

Charles C. Johnston (2)        45,000       1.0             -         -             -        -         0.3

Michael T. Brooks (4)          10,000       0.2       400,000      40.4             -        -        17.9

All executive officers         45,900       1.0        90,000       9.1       480,340     17.4         7.9
and directors as a
group (3 persons)




NOTES

  (1) Except as otherwise noted, each individual or entity has sole voting and investment power over the securities listed and the address of each beneficial owner is in care of the Company at its principal office at 805 Third Avenue, New York, New York 10022.


  (2) The Executive officers and directors as a group hold a total of 206,666 "out of the money" immediately exerciseable options to purchase Class A Common Stock at option prices in excess of $3.50 per share. Mr. Medici holds 116,666 options, Mr. Alpern holds 50,000 options, Mr. Johnston holds 20,000 options and Mr. Christie holds 20,000 options.


  (3) Mr. Lipscomb has granted options to purchase 16,875 shares of Class A Common Stock issuable upon conversion of the shares of Class B Common Stock beneficially owned by him, including the right to receive 16,875 Class E Shares, to two individuals and one entity (the "Lipscomb Options").


  (4) Substantially all of the Class B Common Stock and Class E-1 Common Stock and Class E-2 Common Stock beneficially owned by Thomas H. Lipscomb, Alan N. Alpern, and Michael T. Brooks constituting 23.3%, 2.5% and 17.9% of the vote of all classes of common stock of the Company, respectively, have been deposited in the Voting Trust or are subject to an irrevocable proxy until February of 2000, except in the case of Mr. Brook's shares which are subject to the Company's option to purchase his Class B shares at any
       time.   Pursuant to the Voting Trust and irrevocable  proxy,  the
       shares will be voted at the direction of a majority of the Company's non-management directors and Mr. Medici, subject to certain exceptions, including the dissolution or liquidation of the Company, certain mergers and sale of all or substantially all of the Company's assets. The shares deposited in the voting trust or irrevocable proxy will be released from the voting trust
       and   irrevocable  proxy  on  the  sale  of  the  shares  by  the beneficiary owner thereof.